UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock - $2.50 Par Value per share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

364-Day Credit Agreement

On June 23, 2025, Stanley Black & Decker, Inc., a Connecticut corporation (the “Company”), entered into a 364-Day Credit Agreement (the “364-Day Credit Agreement”) with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as syndication agents. The 364-Day Credit Agreement consists of a $1.25 billion revolving credit loan, which may be drawn by the Company and its subsidiaries which are designated as Designated Borrowers under the 364-Day Credit Agreement (each, a “364 Borrower”). The Company guarantees its obligations and the obligations of each 364 Borrower under the 364-Day Credit Agreement.

Borrowings under the 364-Day Credit Agreement may be made in U.S. Dollars or Euros, pursuant to the terms of the 364-Day Credit Agreement. Borrowings under the 364-Day Credit Agreement bear interest at rates equal to, at the option of the Company, the Base Rate, the EURIBO Rate or Term SOFR (as such terms are defined in the 364-Day Credit Agreement) plus the applicable margin specified in the 364-Day Credit Agreement.

The Company must repay all advances under the 364-Day Credit Agreement by the earlier of (i) June 22, 2026 or (ii) the date of termination in whole, at the election of the Company, of the commitments by the lenders under the 364-Day Credit Agreement (the “364 Termination Date”). The Company may, however, convert all advances outstanding on the 364 Termination Date into a term loan (“Term Loan”), provided that the Company, among other things, pays a fee to the administrative agent for the account of each lender. The Term Loan shall be repaid in full no later than the first anniversary of the 364 Termination Date.

Each 364 Borrower may prepay advances, subject to the terms and conditions of the 364-Day Credit Agreement. In addition, upon a change of control, the Company may be required to prepay any borrowings under the 364-Day Credit Agreement upon request of the lenders holding at least a majority of the commitments under the 364-Day Credit Agreement.

The proceeds under the 364-Day Credit Agreement may be used solely for general corporate purposes. None of the proceeds from the 364-Day Credit Agreement were drawn down at closing.

The 364-Day Credit Agreement contains customary affirmative and negative covenants that include, among other things:

•	maintenance of an interest coverage ratio;

•	a limitation on creating liens on certain property of the Company and its subsidiaries;

•	a restriction on mergers, consolidations, liquidations or sales of substantially all of the assets of the Company or its subsidiaries; and

•	a restriction on entering into certain sale-leaseback transactions.

The Company must maintain, for each period of four consecutive fiscal quarters of the Company, an interest coverage ratio of not less than 3.50 to 1.00, provided that the Company is only required to maintain an interest coverage ratio of not less than 2.50 to 1.00 for any four fiscal quarter period ending on or before the end of the Company’s second fiscal quarter of 2026. For purposes of calculating the Company’s compliance with the interest coverage ratio, the Company is permitted to increase EBITDA by an amount equal to the Applicable Adjustment Addbacks (as defined in the 364-Day Credit Agreement), provided that the sum of the Applicable Adjustment Addbacks incurred in any four consecutive fiscal quarter periods ending on or before the end of the Company’s second fiscal quarter of 2026 shall not exceed $250,000,000 in the aggregate.

The 364-Day Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Company may be required to repay all amounts outstanding under the 364-Day Credit Agreement.

The description contained herein is a summary of certain material terms of the 364-Day Credit Agreement and is qualified in its entirety by reference to the 364-Day Credit Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment No. 1 to Five Year Credit Agreement

Reference is made to that certain Amended and Restated Five Year Credit Agreement, dated as of June 28, 2024, by and among the Company, the banks, financial institutions and other institutional lenders party thereto, and Citibank, N.A., as administrative agent for the lenders (the “5-Year Credit Agreement”). On June 23, 2025, the Company, the lenders identified on the signature pages thereto, and Citibank, N.A., as agent for the lenders, entered into Amendment No 1. to the 5-Year Credit Agreement (“Amendment No. 1 to 5-Year Credit Agreement”).

Amendment No. 1 to 5-Year Credit Agreement: (i) amends the definition of “Adjustment Period” to mean any period of four consecutive fiscal quarters that ends on or before the end of the Company’s second fiscal quarter of 2026; (ii) amends the definition of “Applicable Adjustment Addbacks” such that the sum of the Applicable Adjustment Addbacks incurred in any Adjustment Period shall not exceed $250,000,000 in the aggregate; and (iii) modifies the requirement that the Company must maintain, for each period of four consecutive fiscal quarters of the Company, an interest coverage ratio of not less than 3.50 to 1.00, to provide that the Company shall only be required to maintain an interest coverage ratio of not less than 2.50 to 1.00 for any Adjustment Period.

Pursuant to Amendment No. 1 to 5-Year Credit Agreement, the Company has paid each of the lenders executing Amendment No. 1 to 5-Year Credit Agreement a one-time amendment fee in an amount equal to one basis point of each executing lender’s commitment amount under the 5-Year Credit Agreement.

The description contained herein is a summary of certain material terms of Amendment No. 1 to 5-Year Credit Agreement and is qualified in its entirety by reference to Amendment No. 1 to5-Year Credit Agreement attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with its entry into the 364-Day Credit Agreement, the Company terminated that certain 364-Day Credit Agreement, dated June 28, 2024, with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., BofA Securities, Inc., JPMorgan Chase Bank, N.A., and Wells Fargo Securities, LLC, as lead arrangers and book runners, and Bank of America, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as syndication agents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	364-Day Credit Agreement, made as of June 23, 2025 among Stanley Black & Decker, Inc., the initial lenders named therein and Citibank, N.A. as administrative agent for the lenders.

10.2	Amendment No. 1 to Amended and Restated Five Year Credit Agreement, made as of June 23, 2025 among Stanley Black & Decker, Inc., the initial lenders named therein and Citibank, N.A. as administrative agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

Date: June 26, 2025	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary